UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

Medizone International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	2-93277-D (Commission File Number)	87-0412648 (IRS Employer Identification No.)

4000 Bridgeway, Suite 401, Sausalito, California 94965
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (415) 331-0303

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 3, 2012, Medizone International, Inc., a Nevada corporation (the “Registrant”), dismissed HJ Associates & Consultants, LLP (“HJA”) as its independent registered public accounting firm. The decision was made by the Registrant’s Board of Directors.

The reports of HJA on the Registrant’s financial statements for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the reports did contain an explanatory paragraph related to the Registrant’s ability to continue as a going concern.

During the years ended December 31, 2011 and 2010, and the subsequent period through the date of this report, there were (i) no disagreements with HJA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJA would have caused HJA to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided HJA with a copy of the disclosures made in this Current Report on Form 8-K and requested that HJA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by HJA is attached as Exhibit 16.1 hereto.

On December 3, 2012, the Registrant engaged Tanner LLC as the Registrant’s new independent registered public accounting firm. The appointment of Tanner LLC was approved by the Registrant’s Board of Directors. During the two most recent years ended December 31, 2011 and 2010, and the subsequent period through December 3, 2012, the Registrant did not consult with Tanner LLC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Registrant’s financial statements, and Tanner LLC did not provide either a written report or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1  Letter from HJ Associates & Consultants, LLP, dated December 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

By:	/s/ Tommy Auger
Tommy Auger Chief Financial Officer

Date: December 5, 2012